Santaro 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Santaro Interactive Entertainment Company, (the "Company") on Form 10-Q for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Zhilian Chen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 20th day of October 2010.

/s/ Zhilian Chen
Zhilian Chen, Chief Executive Officer

Santaro 10-Q

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Santaro Interactive Entertainment Company, (the "Company") on Form 10-Q for the period ended August 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Yan Dong, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 20th day of October 2010.

/s/ _Yan Dong_______________________
Yan Dong, Chief Financial Officer